Third Quarter 2026 Investor Presentation H o r i z o n B a n c o r p , I n c . ( N A S D A Q : H B N C ) Third Quarter Ended September 30, 2026 October 22, 2026

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, changes within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, inflation levels, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on Horizon and its customers; current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, and the effects of foreign and military policies of the U.S. government; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Durable Top-Tier Performance Q3 2026 Key Performance Metrics • ROA: 1.73%. Industry leading profitability though a relationship based, community banking model. • ROTCE*: 20.03%. Driving consistent top-tier internal capital generation. • NIM*: 4.37%. Stability in performance from a well-positioned balance sheet that can successfully navigate interest rate volatility. Capital • Solid growth of 44 bps in CET1 to 11.53%, up from 11.09% in 2Q26. • Total risk-based capital of 15.48% in 3Q26 compared to 15.02% in 2Q26. Balance Sheet Advancement • Year-to-date, Loans and Deposits are growing at planned mid-single digit growth rates. • Loans Held for Investment (HFI**) have grown by $129 million, or 3.5% annualized, with balanced growth from both Commercial and Consumer Loans. • Total deposits have grown by $206 million, or 5.2% annualized, driven by non-maturity deposit growth of $228 million, or 7.3% annualized. Asset Quality • Excellent credit performance. Third quarter net charge offs at 0.10% annualized. YTD 2026 performance at 0.07% annualized • Stable and historically low non-performing asset levels. 3 * Return on tangible common equity (ROTCE) and Net Fully-Taxable Equivalent Interest Margin (NIM) are Non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures **Total Gross Loans Held for Investment (HFI), excludes Loans Held for Sale (HFS)

Franchise Valued Loan Growth

HIGHLIGHTS & DEVELOPMENTS

- Total Loans HFI* up $47 million, or 3.7% LQA
  - Loan Growth spread across Commercial, Residential Real Estate and Consumer Loans
  - Commercial balances increased $12 million, driven by the C&I segment.
  - Commercial Real Estate declined slightly, driven by higher than average payoffs for the quarter.
  - Mortgage loans increased $17 million, or 8% LQA, and Consumer balances increased $18 million, or 10% LQA.
  - Year to date balances increased at a mid-single-digit rate, while new origination spreads continue to perform in line with expectations.



14%
15%
71%
Total Loans HFI*
$5.0B
MRQ end
Consumer
Residential
Commercial



$4,959MM
-$10MM
$22MM
$17MM
$18MM
$5,006MM
2Q26 Loans*
CRE
C&I
Residential
Consumer
3Q26 Loans*

Data as of most-recent quarter (MRQ) end unless stated otherwise.

*Total Gross Loans Held for Investment (HFI), excludes Loans Held for Sale (HFS)

4

Diversified Commercial Portfolio * Land Development and Spec Home Loans H I G H L I G H T S & D E V E L O P M E N T S • Commercial loan balances grew 1.4% LQA • Quarter end balances up $12 million. • Grand Rapids, Midland and Lansing, MI and Lake County and Fort Wayne, IN markets were significant contributors to the linked quarter growth. • Growth in Commercial and Industrial complimented by equipment finance. • Well balanced geographies, product mix and industry • Favorable Q3 new origination mix, with approximately 40% C&I. • No segment exceeds 6.4% of total loans. Data represents total loans HFI as of MRQ unless stated otherwise 5 27% 21% 13% 15% 9% 10% 5% Central Indiana West Michigan Southwest Michigan Northern Indiana Northern Michigan East Michigan Other $m illi on s Commercial Loans (period end) $3,357 $3,433 $3,467 $3,530 $3,542 $47 $53 $55 $63 $65 $990 $1,011 $1,023 $1,085 $1,107 $709 $699 $718 $740 $715 $1,611 $1,669 $1,670 $1,643 $1,655 Other* C&I CRE (owner occ.) CRE (non-owner occ.) 3Q25 4Q25 1Q26 2Q26 3Q26 Geography $3.5B MRQ end 47% 20% 31% 2% CRE (non-owner occ.) CRE(Owner occ.) C&I Other* MIX $3.5B MRQ end

Prime Consumer/Mortgage Portfolio H I G H L I G H T S & D E V E L O P M E N T S • High quality Mortgage and Consumer (primarily HELOC) portfolios, with well qualified borrowers and significant equity in homes. • Growth in Mortgage loans of $16.5 million, or 8% LQA, from momentum in Q3 driven by recent strategic hiring and elevated pipelines. • Management continues to maintain strong spreads in mortgages despite the increase in Treasury rates. • Consumer balances increased $18.2 million, or 10% LQA. 6Data represents total loans HFI as of MRQ unless stated otherwise HOME EQUITY MORTGAGE CREDIT SCORE 757 760 DEBT-TO-INCOME 32% 35% LOAN-TO-VALUE 66% 68% 53%41% 7% Mortgage Home Equity Other Consumer Loans Mix $1.5B MRQ end $m illi on s Consumer and Residential Loans (period end) $1,467 $1,444 $1,412 $1,429 $1,464 $784 $772 $750 $756 $772 $683 $672 $662 $673 $691 Residential Consumer 3Q25 4Q25 1Q26 2Q26 3Q26

Strong Asset Quality Metrics 7*Includes all substandard loans and commercial and consumer non-performing loans $m illi on s Substandard Loans* (period end) $63.2 $59.4 $63.4 $64.6 $60.3 1.31% 1.22% 1.30% 1.30% 1.20% Substandard Loans Substandard Loans / Loans HFI 3Q25 4Q25 1Q26 2Q26 3Q26 $m illi on s Non-Performing Loans (period end) $31.0 $34.9 $37.0 $34.9 $35.9 0.64% 0.72% 0.76% 0.70% 0.72% Commercial Resi Real Estate Consumer NPLs / Loans HFI 3Q25 4Q25 1Q26 2Q26 3Q26 $m illi on s Net Charge Offs $0.9 $1.0 $0.6 $0.6 $1.2 0.07% 0.08% 0.05% 0.05% 0.10% Commercial Resi Real Estate Consumer Annualized NCOs/ Av. Loans 3Q25 4Q25 1Q26 2Q26 3Q26 H I G H L I G H T S & D E V E L O P M E N T S • Net Charge Offs of 10 bps annualized remain low, and compare favorably to UBPR Peer group(1). • Early stage delinquencies remain low, and well controlled at 0.42%(2) bank-wide. • Stable Substandard and Non-Performing Loans within expected ranges, changes indicative of risk rating migration and timing of collection activities. • Allowance for Credit Losses remains stable, and indicative of our strong credit profile and anticipated credit performance. (1) UBPR Peer Group 3, comparable data for Q2 2026 (2) 30-89 day past dues divided by total loans HFI

Relationship Based Core Deposits

HORIZON BANK

HIGHLIGHTS & DEVELOPMENTS

- Strong Deposit growth of $81 million, or 6% LQA, with total deposits of $206 million year-to-date, or 5% annualized.
  - Robust growth in interest bearing non-maturity deposits of $96 million, or 12% LQA, while non-interest bearing deposits grew $9 million, or 3% LQA.
  - Time deposits decreased by $24 million, as management elected not to renew certain higher-cost funds.
  - Year to date growth remains consistent with mid-single-digit full year growth expectations.

- Deposit Costs
  - Total deposit costs, inclusive of non-interest bearing balances, increased by 3 bps from the prior quarter, reflective of ongoing relationship-based deposit gathering efforts. Interest bearing deposit costs increased by a modest 4 bps.
  - Portfolio continues to be well positioned to provide stability to margin outlook for the remainder of 2026.

Highly Valued, Community Bank Deposit Portfolio


2.25%
IB Deposit Cost
1.98%
IB Deposit Cost
$millions
$3,198
58.0%
$1,123
20.3%
$1,200
21.7%
3Q25
$3,094
58.6%
$1,079
20.4%
$1,102
20.9%
4Q25
$3,119
57.5%
$1,139
21.0%
$1,164
21.5%
1Q26
$3,196
59.3%
$1,100
20.4%
$1,104
20.4%
2Q26
$3,292
60.1%
$1,109
20.2%
$1,080
19.7%
3Q26
Non-Int Bearing%
Interest Bearing%
Time%

Data as of period end unless stated otherwise

8

Net Interest Margin Expansion * Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. 9 Net Interest Margin 2.97% 3.04% 3.23% 3.52% 4.29% 4.29% 4.37% 4.37% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 2.00% 3.00% 4.00% 5.00% H I G H L I G H T S & D E V E L O P M E N T S • Q3 FTE NIM* remained unchanged from the prior quarter, at 4.37%, despite an increase in average interest-bearing cash. • Strong loan origination pricing, coupled with favorable re-pricing dynamics during the quarter contributed to the increase in the average rate on loans by 4 bps, which compared favorably to the 3 bps increase in total deposit costs.

H I G H L I G H T S & D E V E L O P M E N T S • Stable & diversified non-interest income streams continue to perform well, with year-over-year growth driven by Mortgage related income and Fiduciary activities. • Momentum in core community banking operations continue to benefit from past growth and hiring initiatives in Treasury Management and Mortgage, and more recently, in Wealth Management. 10 Data as of MRQ unless stated otherwise. * 3Q25 includes the pre-tax loss of $7.7MM from the sale of the Indirect Auto Loan portfolio in "all other". Non-Interest Income Non-Interest Income

Non-Interest Expense

HORIZON BANK

HIGHLIGHTS & DEVELOPMENTS

- Non-interest expense levels continue to remain stable from a disciplined focus on staffing models and outside professional services expenses.
- For Q3, absent the legal expense of $3.1 million in the Q2 2026 results, decreases in FDIC insurance expense and data processing expenses were partially offset by a normalization of professional fees in the current quarter. All other components of non-interest expense remained relatively stable quarter over quarter.



Non-Interest Expense
$52.9
$12.7
$17.5
$22.7
$40.6
$18.7
$21.9
$40.7
$17.5
$23.2
$43.8
$19.6
$24.2
$41.5
$17.3
$24.2
3Q25
4Q25
1Q26
2Q26
3Q26
Salaries & Employee Benefits
All Other Non-Interest Expense
FHLB Prepayment Penalty

Data as of MRQ unless stated otherwise.

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Strong Capital Position * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Preliminary estimate – may be subject to change 12 TCE/TA* 8.38% 8.39% 8.81% 8.38% $10.32 $10.52 $11.06 $10.54 4Q25 1Q26 2Q26 3Q26 Leverage Ratio 9.55% 9.84% 10.17% 10.37% 4Q25 1Q26 2Q26 3Q26** CET 1 Ratio 10.42% 10.81% 11.09% 11.53% 4Q25 1Q26 2Q26 3Q26** Total RBC Ratio 14.36% 14.76% 15.02% 15.48% 4Q25 1Q26 2Q26 3Q26**

2026 Guidance Summary Loans (HFI) • Full-year period-end total loans HFI to grow mid-single-digits • Led by consistent high-quality commercial loans Deposits & Funding • Full-year period-end total deposits to grow mid-single-digits • Growth will be primarily in relationship-based commercial and consumer client balances Non-FTE NII & FTE NIM • Q4 Non-FTE net interest income in the range of $66 - 67 million • Q4 FTE NIM to show continued modest expansion • Assumes one additional 25 basis point hike in early December Non-Interest Income • Full year non-interest income in the mid-$40 million range Non-Interest Expense • Full year non-interest expense in the low to mid-$160 million range, excluding the Q2 legal charge Effective Tax Rate • Q4 effective tax rate in the 18.0% - 19.0% range 13

Appendix

Diverse Commercial Lending Portfolio S T R O N G A N D T R A D I T I O N A L C O M M E R C I A L L E N D I N G • Multi-family represents 6.4% of loans ◦ No major metros outside Indiana and Michigan, other than Columbus, OH ◦ Zero rent regulated/stabilized originated or in portfolio ◦ $2.2 million average loan size • Non-owner-occupied office represents 4.0% of total loans ◦ All in Indiana and Michigan ◦ $1.6 million average loan size • Nursing Home and Assisted Living Facilities represents 2.5% of loans Data as of most-recent quarter (MRQ) unless stated otherwise. 15

Use of Non-GAAP Financial Measures Certain information set forth in this press release refers to financial measures determined by methods other than in accordance with GAAP. Specifically, we have included non-GAAP financial measures relating to net income, diluted earnings per share, pre-tax, pre- provision net income, net interest margin, tangible stockholders’ equity and tangible book value per share, efficiency ratio, the return on average assets, the return on average common equity, and return on average tangible equity. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to one-time costs and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this press release for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 16

Non-GAAP Reconciliation 17 Three Months Ended September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Interest income (GAAP) (A) $ 91,069 $ 88,508 $ 86,651 $ 89,288 $ 92,836 Taxable-equivalent adjustment: Investment securities - tax exempt (1) 683 686 676 665 1,218 Loan receivable (2) 379 402 381 390 379 Interest income (non-GAAP) (B) $ 92,131 $ 89,596 $ 87,708 $ 90,343 $ 94,433 Interest expense (GAAP) (C) 25,910 25,018 24,411 25,812 34,450 Net interest income (GAAP) (D) =(A) - (C) $ 65,159 $ 63,490 $ 62,240 $ 63,476 $ 58,386 Net FTE interest income (non-GAAP) (E) = (B) - (C) $ 66,221 $ 64,578 $ 63,297 $ 64,531 $ 59,983 Average interest earning assets (F) $ 6,014,488 $ 5,932,818 $ 5,984,972 $ 5,967,328 $ 6,766,742 Net FTE interest margin (non-GAAP) (G) = (E*) / (F) 4.37% 4.37% 4.29% 4.29% 3.52% (1) The following represents municipal securities interest income for investment securities classified as available-for-sale and held-to-maturity (2) The following represents municipal loan interest income for loan receivables classified as held for sale and held for investment *Annualized Non–GAAP Reconciliation of Net Fully-Taxable Equivalent ("FTE") Interest Margin (Dollars in Thousands, Unaudited)

Non-GAAP Reconciliation 18 Non–GAAP Reconciliation of Return on Average Tangible Common Equity (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, March 31, December 31, September 30, 2026 2026 2026 2025 2025 Net income (loss) (GAAP) (A) $ 28,667 $ 24,908 $ 26,168 $ 26,921 $ (221,990) Average stockholders' equity (B) $ 728,563 $ 715,026 $ 707,916 $ 679,821 $ 731,657 Average intangible assets (C) 160,809 161,471 162,148 162,838 163,552 Average tangible equity (Non-GAAP) (D) = (B) - (C) $ 567,754 $ 553,555 $ 545,768 $ 516,983 $ 568,105 Return on average tangible common equity ("ROACE") (non-GAAP) (E) = (A*) / (D) 20.03% 18.05% 19.02% 20.66% (155.03) % *Annualized

Non-GAAP Reconciliation 19 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2026 2026 2026 2025 2025 Total stockholders' equity (GAAP) (A) $ 699,303 $ 726,189 $ 699,027 $ 688,251 $ 660,771 Intangible assets (end of period) (B) 160,421 161,041 161,716 162,391 163,097 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 538,882 $ 565,148 $ 537,311 $ 525,860 $ 497,674 Total assets (GAAP) (D) 6,591,145 6,574,160 6,564,216 6,436,612 6,712,497 Intangible assets (end of period) (B) 160,421 161,041 161,716 162,391 163,097 Total tangible assets (non-GAAP) (E) = (D) - (B) $ 6,430,724 $ 6,413,119 $ 6,402,500 $ 6,274,221 $ 6,549,400 Tangible common equity to tangible assets (Non-GAAP) (G) = (C) / (E) 8.38% 8.81% 8.39% 8.38% 7.60 % Non-GAAP Reconciliation of Tangible Common Equity to Tangible Assets (Dollars in Thousands. Unaudited)

Non-GAAP Reconciliation 20 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2026 2026 2026 2025 2025 Total stockholders' equity (GAAP) (A) $ 699,303 $ 726,189 $ 699,027 $ 688,251 $ 660,771 Intangible assets (end of period) (B) 160,421 161,041 161,716 162,391 163,097 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 538,882 $ 565,148 $ 537,311 $ 525,860 $ 497,674 Common shares outstanding (D) 51,110,798 51,093,048 51,056,888 50,978,030 50,970,530 Tangible book value per common share (non-GAAP) (E) = (C) / (D) $ 10.54 $ 11.06 $ 10.52 $ 10.32 $ 9.76 Non-GAAP Reconciliation of Tangible Book Value Per Share (Dollars in Thousands. Unaudited)

Thank You John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com